UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2020

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2020

Annual Report

to Shareholders

DWS Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
10	Performance Summary
14	Portfolio Summary
16	Investment Portfolio
33	Statement of Assets and Liabilities
35	Statement of Operations
36	Statements of Changes in Net Assets
37	Financial Highlights

43	Notes to Financial Statements
57	Report of Independent Registered Public Accounting Firm
59	Information About Your Fund’s Expenses
60	Tax Information
61	Advisory Agreement Board Considerations and Fee Evaluation
66	Board Members and Officers
71	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Letter to Shareholders

Dear Shareholder:

The economic recovery from the COVID-19 pandemic proceeds, but the pace is moderating.

The most dynamic part of the recovery — the bounce back from lockdown — is likely to be behind us. Now a more arduous phase is beginning, in which incremental improvements will most probably be smaller. Some repercussions of the pandemic might only become apparent now, such as bankruptcies among smaller companies. While setbacks can be expected, we believe the overall direction of the economy should remain upward — provided there is no second, large-scale lockdown.

Along with an unprecedented slump in economic activity, we have seen unprecedented rescue packages through monetary and fiscal policy. DWS’s CIO Office believes accommodative monetary policy and very low interest rates could be with us for much longer. With little upside potential for wages, weak demand and a drastic under-utilization of capacities, we still see very low inflation rates.

In the coming months, we expect limited market upside taking into consideration that risks that are already on the horizon could provoke markets corrections. Increased market volatility could be fueled by a variety of events: the potential escalation in the U.S.-Chinese technology dispute; setbacks in the fight against COVID-19; failure to reach an agreement on the U.S. stimulus package; or events in the aftermath of the November elections.

While companies and societies improve their coexistence with the virus, not all sectors will benefit equally. For this reason, we believe that active management, with its close monitoring of developments, is critical. We believe that the close interaction between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — positions us to make strategic and tactical decisions.

We appreciate your trust and welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the ‘Insights’ section of dws.com.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 13 for more complete performance information.

Investment Process

Portfolio management uses primarily a bottom-up approach by using relative value and fundamental analysis to select securities within each industry, and a top-down approach to assess the overall risk and return in the market and which it uses to consider macro trends in the economy. Portfolio management also uses independent credit research, management visits and conference calls as part of its analysis process.

DWS Global High Income Fund returned 2.44% in the 12-month period that ended on October 31, 2020. The Fund underperformed the 2.72% gain of its benchmark, the ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained (Hedged) Index. The index replaced the ICE Bank of America Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index as the Fund’s principal benchmark index, since the Advisor believes the former more closely reflects the Fund’s investment strategies.

The Fund outperformed the 1.43% average return of the funds in its Morningstar peer group, High Yield Bond. The Fund also outpaced its peers in the five- and 10-year periods that ended on October 31, 2020.

While the U.S. high-yield market posted a gain of 2.44% in the annual period, Europe finished with a small loss of -0.38% based on the ICE BofA ML Euro High Yield Constrained Index.

High-yield bonds experienced significant volatility in the past 12 months due the disruptive impact that COVID-19 had on both the U.S. economy and investor sentiment. The ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained (Hedged) Index fell 13.53% in the first quarter of 2020, its worst showing in a calendar quarter since the fourth quarter of 2008, as the prospect of slowing growth led to a sharp sell-off in higher-risk assets.

4	|	DWS Global High Income Fund

The market environment quickly improved after global governments responded to the coronavirus by implementing unprecedented fiscal and monetary relief. The U.S. Federal Reserve (Fed), in addition to cutting interest rates near zero, announced it would intervene directly in the high-yield market through the purchase of exchange-traded funds and individual securities. The European Central Bank (ECB) also instituted aggressive quantitative easing measures in response to the pandemic, including government bond purchases and loosened lending. Additionally, the ECB maintained the rate of its bank deposit facility at -0.50% in order to incentivize bank lending and stimulate Europe’s economy. Together, these developments touched off a rally that lasted through the end of August and allowed the index to regain all of the ground it had lost in the prior sell-off.

“We remain focused on using fundamental credit analysis to identify companies with sound business fundamentals and adequate liquidity.”

Consistent with the high level of market volatility, yield spreads experienced a series of large moves throughout the period. The ICE BofA ML US High Yield Master II Option-Adjusted Spread — which measures the difference between yields on U.S. high-yield bonds and equivalent Treasuries — began the period at 415 basis points (4.15 percentage points) and fell to a low of 338 on January 20, 2020. Spreads surged in the subsequent sell-off, reaching a peak of 1087 basis points on March 23, 2020. As liquidity conditions improved and the markets regained confidence, the yield spread gradually declined to finish October at 532 basis points. Spreads followed a similar trajectory in Europe, falling to a low of 308 basis points in mid-January before widening to a high of 868 in late March. For the full year, spreads in Europe rose 105 basis points to end the period at 486.

The spread movements occurred against a backdrop of sharply declining U.S. Treasury yields. The Fed’s decision to reduce short-term interest rates near zero and restart of a number of quantitative easing measures caused yields to fall dramatically across the curve. The 10-year U.S. Treasury note stood at 0.88% at the end of October 2020, well below its level of 1.69% a year earlier.

Supply-and-demand factors were a net positive for the market. Global new issuance rose 80% over the previous 12 months, with gains of 87% in the United States and 54% in Europe. Much of the increase occurred in the second half of the period. During this time, sentiment recovered and

DWS Global High Income Fund	|	5

issuers sought to access the market in order to bolster their balance sheets and/or extend maturities to cope with the economic difficulties associated with the coronavirus. Demand was more than sufficient to offset the increase in new-issue supply, with large inflows from April onward.

BB rated bonds (the highest-rated segment of the asset class) produced the strongest returns in the United States, followed by single B rated issues. Bonds rated CCC and below underperformed by a wide margin. This pattern was reversed in Europe, where CCCs outpaced BBs and Bs, respectively. CCCs make up only a small portion of the total European market, however, so this trend had a limited effect on overall performance.

Fund Performance

Security selection was the primary contributor to performance in the period, with the best results occurring in the metals and mining industry. Among individual positions, an underweight position in the unsecured debt of Frontier Communications Corp., a residential and business telecommunications firm, was a key contributor. The bonds declined in value after the company missed an interest payment and subsequently filed for bankruptcy in the third quarter of 2020. An overweight in the food and beverage company JBS U.S.A. LUX SA was an additional contributor of note. The company reported solid financial results driven in part by increasing pork exports to China, and it announced plans to redeem debt in what is considered an effort to obtain an investment-grade rating. An overweight in the French telecommunications firm Altice* was another top contributor. The bonds rallied after the company reported solid profitability despite the impact of the coronavirus. Additionally, its management reiterated a plan to meet leverage reduction goals.

An overweight in the oil and gas exploration company Oasis Petroleum** detracted from performance. The price of the company’s bonds declined as weaker oil prices reduced its financial viability, resulting in a ratings downgrade. The company ultimately filed for bankruptcy. A position in Shelf Drilling Holdings,** a provider of shallow-water drilling services to the oil and gas industry, was an additional detractor. The company suffered increased financial difficulty as customers terminated or suspended contracts for its offshore jack-up drilling rigs, causing its debt to be downgraded by two rating agencies. An overweight in Nustar Logistics LP, an energy midstream company that operates pipelines and storage facilities, also detracted. The bonds lost ground as the decline in

6	|	DWS Global High Income Fund

oil prices suppressed drilling activity and negatively impacted Nustar’s revenue, profitability, and credit metrics.

Sector allocations were a net contributor to performance. An overweight in the cable and satellite sector added value, as did an overweight in metals and mining. Underweights in the underperforming oil field services and retail sectors also benefited performance. Conversely, underweights in home construction and consumer cyclical services detracted. From a ratings perspective, overweights in B and BB contributed positively. At the regional level, holdings in the United States and United Kingdom aided results, while a position in the debt of energy-related issuers in the United Arab Emirates detracted.

We used derivatives only to manage the portfolio’s currency positioning by hedging its exposure to the euro back into U.S. dollars. This aspect of our approach had no material impact on the Fund’s return.

Outlook and Positioning

We retain a constructive view on the global high-yield market. However, there is still a great deal of uncertainty as to the trajectory of the pandemic and the near- to intermediate-term impact that efforts to control the spread of the virus could have on the world economy. The recent uptick in infections in certain areas threatens to reverse re-opening initiatives and cause further economic disruption. While we do not anticipate a return to large-scale shutdowns, we believe market volatility will remain elevated until an effective vaccine is widely administered and virus transmission rates become negligible.

The global economy is in a recession, but we think the recovery is likely to be much quicker than past episodes, and markets are already looking ahead to a recovery. Central banks and policymakers successfully initiated a broad range of relief and stimulus packages in the second quarter, but concerns arose in September that more support would be needed for the economic recovery to persist. We anticipate that central banks will continue to take the necessary steps to promote market liquidity.

We continue to monitor global economic developments and their potential implications for the high-yield market. While the economic dislocations from COVID-19 are expected to persist, many U.S. and European high-yield issuers entered the down cycle in a position of relative financial strength. Over the past six months, many issuers have accessed the market to refinance near-term maturing bonds and strengthen their balance sheets.

DWS Global High Income Fund	|	7

Although defaults may increase modestly in the short term, we expect the default rate could fall to slightly above the historical average in 2021.

In this environment, we remain focused on using fundamental credit analysis to identify companies with sound business fundamentals and adequate liquidity. In addition, we seek to recognize broader investment themes that can lead to opportunities from sector allocation. Specifically, we are emphasizing sectors that are more recession-resistant, as well as those likely to snap back the fastest in a recovery. We believe the fund’s higher-quality bias is the appropriate way to navigate the current disruptions and identify select high-yield investments with the potential for favorable risk-adjusted total returns.

*	Includes Altice Financing SA, Altice France Holding SA, and Altice France SA
**	Not held at October 31, 2020.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

8	|	DWS Global High Income Fund

Terms to Know

ICE BofA Merrill Lynch (ML) Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.

ICE BofA Merrill Lynch (ML) Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

ICE BofA Merrill Lynch (ML) Euro High Yield Constrained Index is designed to track the performance of euro- and British pound sterling-denominated below-investment-grade corporate debt publicly issued in the eurobond, sterling domestic or euro domestic markets by issuers around the world.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. The average category returns for the one-, five-, and 10-year periods ended October 31, 2020 were 1.43%, 4.78%, and 5.06%. It is not possible to invest directly in a Morningstar category.

Yield spread is the difference in yield between non-Treasury bonds, such as corporate bonds or mortgage backed securities, and U.S. Treasury bonds of comparable maturity. If yield spreads are “narrow,” for example, it typically means that yields have been declining, and prices rising, compared with Treasury bonds of similar maturity. If yield spreads are “wide,” it means that yields have been rising, and prices falling, in relation to the equivalent Treasury issue.

Credit ratings are assessments of the creditworthiness of a borrower such as a corporation, a municipality or a sovereign country by a credit ratings agency (i.e., Standard & Poor’s, Moody’s, Fitch). Ratings agencies are paid to make such credit assessments by the entity that is seeking a rating for itself. Letter grades of “BBB” and above indicate that the rated borrower is considered “investment grade” by a particular ratings agency.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

A default occurs when an issuer fails to make an interest or principal payment on a bond. The default rate is the percentage of issuers that default in a given year.

DWS Global High Income Fund	|	9

Performance Summary	October 31, 2020 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	2.44%	5.86%	5.86%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.17%	4.89%	5.38%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	2.72%	6.40%	6.45%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	2.15%	6.06%	6.18%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	2.30%	5.81%	5.84%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–0.26%	5.28%	5.58%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	2.72%	6.40%	6.45%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	2.15%	6.06%	6.18%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
Unadjusted for Sales Charge	1.69%	5.10%	5.10%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.69%	5.10%	5.10%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	2.72%	6.40%	6.45%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	2.15%	6.06%	6.18%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 10/31/20
No Sales Charges		2.60%	5.62%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		2.72%	5.03%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		2.15%	4.87%

10	|	DWS Global High Income Fund

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	2.66%	6.10%	6.10%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	2.72%	6.40%	6.45%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	2.15%	6.06%	6.18%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/20
No Sales Charges	2.70%	6.15%	6.20%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	2.72%	6.40%	6.45%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	2.15%	6.06%	6.18%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020, are 0.95%, 0.94%, 1.71%, 0.61%, 0.76% and 0.69% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

DWS Global High Income Fund	|	11

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†

ICE BofA Merrill Lynch (ML) Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA ML Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.

††

ICE BofA Merrill Lynch (ML) Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE BofA ML Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

Effective February 1, 2020, ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index has replaced the ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index as the fund’s principal benchmark index because the Advisor believes the ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index more closely reflects the fund’s investment strategies.

12	|	DWS Global High Income Fund

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
10/31/20	$6.71	$6.71	$6.74	$6.68	$6.75	$6.69
10/31/19	$6.88	$6.89	$6.91	$6.86	$6.92	$6.86

Distribution Information as of 10/31/20
Income Dividends, Twelve Months	$.29	$.29	$.25	$.31	$.30	$.30
Return of Capital	$.02	$.02	$.01	$.02	$.02	$.02
Capital Gain Distributions, Twelve Months	$.02	$.02	$.02	$.02	$.02	$.02
October Income Dividend	$.0254	$.0254	$.0212	$.0270	$.0267	$.0268
SEC 30-day Yield‡‡	3.53%	3.72%	2.94%	4.00%	3.90%	3.95%
Current Annualized Distribution Rate‡‡	4.47%	4.47%	3.71%	4.77%	4.67%	4.73%

‡‡

The SEC yield is net investment income per share earned over the month ended October 31, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.45%, 3.67%, 2.92%, 3.87% and 3.86% for Class A, Class T, Class C, Class S and Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.39%, 4.42%, 3.69%, 4.64% and 4.64% for Class A, Class T, Class C, Class S and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

DWS Global High Income Fund	|	13

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/20	10/31/19
Corporate Bonds	98%	96%
Cash Equivalents	1%	4%
Loan Participations and Assignments	1%	—
Government & Agency Obligations	0%	—
Warrants	0%	0%
Common Stocks	0%	0%
Convertible Bonds	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
Consumer Discretionary	20%	13%
Communication Services	19%	27%
Materials	14%	15%
Industrials	12%	9%
Energy	10%	12%
Health Care	9%	9%
Consumer Staples	5%	5%
Utilities	4%	4%
Real Estate	3%	2%
Financials	2%	1%
Information Technology	2%	3%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
United States	64%	64%
Canada	9%	10%
Netherlands	7%	9%
United Kingdom	4%	2%
Germany	3%	—
France	3%	3%
Luxembourg	2%	4%
Italy	2%	3%
Ireland	2%	2%
Cayman Islands	1%	2%
Others	3%	1%
	100%	100%

14	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/20	10/31/19
BBB	6%	6%
BB	60%	61%
B	31%	31%
CCC	3%	2%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 16. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.

DWS Global High Income Fund	|	15

Investment Portfolio	as of October 31, 2020

	Principal Amount ($)(a)		Value ($)
Corporate Bonds 97.3%
Communication Services 18.2%

Altice Financing SA, 144A, 5.0%, 1/15/2028		2,135,000	2,070,950

Altice France Holding SA:

144A, 6.0%, 2/15/2028		855,000	822,938

144A, 10.5%, 5/15/2027		2,110,000	2,326,275

Altice France SA:

144A, 3.375%, 1/15/2028	EUR	1,000,000	1,098,149

144A, 5.125%, 1/15/2029		249,000	248,608

144A, 5.5%, 1/15/2028		1,470,000	1,489,294

144A, 7.375%, 5/1/2026		5,325,000	5,557,702

144A, 8.125%, 2/1/2027		2,238,000	2,433,825

Avaya, Inc., 144A, 6.125%, 9/15/2028		1,520,000	1,559,900

C&W Senior Financing DAC, 144A, 6.875%, 9/15/2027		1,130,000	1,189,890

Cable One, Inc., 144A, 4.0%, 11/15/2030 (c)		325,000	329,875

CCO Holdings LLC:

144A, 4.25%, 2/1/2031		1,290,000	1,321,979

144A, 4.75%, 3/1/2030		1,250,000	1,314,812

144A, 5.0%, 2/1/2028		1,015,000	1,066,258

144A, 5.125%, 5/1/2027		1,535,000	1,611,750

144A, 5.375%, 6/1/2029		1,085,000	1,174,513

144A, 5.875%, 5/1/2027		540,000	563,425

CenturyLink, Inc., 5.625%, 4/1/2025		500,000	525,000

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027		2,755,000	2,672,350

9.25%, 2/15/2024		766,000	662,873

CommScope Technologies LLC, 144A, 6.0%, 6/15/2025		1,114,000	1,104,397

CommScope, Inc.:

144A, 7.125%, 7/1/2028		800,000	804,440

144A, 8.25%, 3/1/2027 (b)		1,110,000	1,148,844

Consolidated Communications, Inc., 144A, 6.5%, 10/1/2028		970,000	996,675

CSC Holdings LLC:

144A, 4.625%, 12/1/2030		940,000	939,981

144A, 5.5%, 4/15/2027		750,000	790,313

144A, 5.75%, 1/15/2030		1,195,000	1,277,509

144A, 6.5%, 2/1/2029		1,425,000	1,581,066

144A, 7.5%, 4/1/2028		1,200,000	1,313,838

Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026		445,000	260,047

DISH DBS Corp.:

5.875%, 11/15/2024		830,000	835,009

7.375%, 7/1/2028		535,000	539,013

7.75%, 7/1/2026 (b)		800,000	847,988

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

Frontier Communications Corp., 144A, 5.875%, 10/15/2027		890,000	912,161

Gray Television, Inc., 144A, 4.75%, 10/15/2030		665,000	655,025

Lamar Media Corp., 4.875%, 1/15/2029		760,000	790,400

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027		1,710,000	1,816,875

Netflix, Inc., 4.625%, 5/15/2029	EUR	500,000	675,450

Outfront Media Capital LLC, 144A, 5.0%, 8/15/2027		1,200,000	1,137,012

QualityTech LP, 144A, 3.875%, 10/1/2028		1,620,000	1,623,289

Radiate Holdco LLC:

144A, 4.5%, 9/15/2026		660,000	661,815

144A, 6.5%, 9/15/2028		2,380,000	2,454,375

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		1,335,000	1,412,270

Sprint Capital Corp., 6.875%, 11/15/2028		3,350,000	4,237,750

Sprint Corp.:

7.125%, 6/15/2024		1,175,000	1,351,485

7.625%, 3/1/2026		2,205,000	2,683,419

Telecom Italia Capital SA, 6.375%, 11/15/2033		1,950,000	2,306,577

Telecom Italia SpA, 144A, 5.303%, 5/30/2024		7,550,000	8,168,722

Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	2,100,000

Uber Technologies, Inc.:

144A, 6.25%, 1/15/2028		305,000	309,194

144A, 7.5%, 5/15/2025		1,200,000	1,261,500

144A, 7.5%, 9/15/2027		495,000	517,399

UPC Holding BV, REG S, 3.875%, 6/15/2029	EUR	1,000,000	1,123,887

UPCB Finance IV Ltd., 144A, 4.0%, 1/15/2027	EUR	225,000	264,339

ViaSat, Inc.:

144A, 5.625%, 9/15/2025		1,275,000	1,282,586

144A, 5.625%, 4/15/2027 (b)		925,000	968,938

144A, 6.5%, 7/15/2028		1,090,000	1,125,425

Videotron Ltd.:

144A, 5.125%, 4/15/2027		2,750,000	2,908,125

144A, 5.375%, 6/15/2024		250,000	271,875

Virgin Media Finance PLC, 144A, 5.0%, 7/15/2030		964,000	959,180

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026		2,290,000	2,382,401

144A, 5.5%, 5/15/2029		3,805,000	4,065,300

Vodafone Group PLC, 7.0%, 4/4/2079		3,690,000	4,379,373

VTR Comunicaciones SpA, 144A, 5.125%, 1/15/2028		759,000	802,643

VTR Finance NV, 144A, 6.375%, 7/15/2028		778,000	830,515

Windstream Escrow LLC, 144A, 7.75%, 8/15/2028 (b)		980,000	945,700

Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	3,550,000	3,926,749

Ziggo BV:

144A, 2.875%, 1/15/2030	EUR	1,060,000	1,201,271

144A, 4.875%, 1/15/2030		1,285,000	1,332,384

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($)(a)		Value ($)

Ziggo Secured Finance BV, 144A, 5.5%, 1/15/2027		4,855,000	5,037,062

			111,361,957

Consumer Discretionary 19.4%

1011778 BC Unlimited Liability Co.:

144A, 3.5%, 2/15/2029 (c)		620,000	615,350

144A, 3.875%, 1/15/2028		4,860,000	4,896,450

144A, 4.0%, 10/15/2030		1,110,000	1,103,062

144A, 4.375%, 1/15/2028		1,315,000	1,331,437

Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR	510,000	553,447

Adient U.S. LLC, 144A, 9.0%, 4/15/2025		250,000	274,925

Asbury Automotive Group, Inc.:

144A, 4.5%, 3/1/2028		280,000	284,900

144A, 4.75%, 3/1/2030		295,000	304,588

Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026		1,595,000	1,688,706

Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027		300,000	304,500

Boyd Gaming Corp.:

4.75%, 12/1/2027		1,770,000	1,721,343

6.0%, 8/15/2026		590,000	604,567

6.375%, 4/1/2026		1,100,000	1,141,338

Caesars Entertainment, Inc.:

144A, 6.25%, 7/1/2025		2,915,000	2,986,033

144A, 8.125%, 7/1/2027		2,240,000	2,337,877

Caesars Resort Collection LLC, 144A, 5.75%, 7/1/2025		160,000	164,101

Carnival Corp.:

144A, 9.875%, 8/1/2027		1,440,000	1,496,700

144A, 10.5%, 2/1/2026		885,000	958,012

144A, 11.5%, 4/1/2023		1,480,000	1,625,543

Carvana Co., 144A, 5.625%, 10/1/2025		1,840,000	1,812,400

Clarios Global LP:

144A, 4.375%, 5/15/2026	EUR	1,870,000	2,183,558

REG S, 4.375%, 5/15/2026	EUR	1,850,000	2,160,205

144A, 6.75%, 5/15/2025		770,000	814,352

Dana Financing Luxembourg Sarl:

144A, 5.75%, 4/15/2025		1,100,000	1,138,500

144A, 6.5%, 6/1/2026		2,115,000	2,194,312

Dana, Inc.:

5.375%, 11/15/2027		505,000	521,413

5.625%, 6/15/2028		300,000	314,910

EVOCA SpA, 144A, 3-month EURIBOR + 4.250%, 4.25%**, 11/1/2026	EUR	530,000	501,527

FCE Bank PLC, REG S, 1.528%, 11/9/2020	EUR	4,300,000	5,001,886

Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023		2,570,000	2,740,262

Ford Motor Co.:

5.291%, 12/8/2046		655,000	619,194

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

8.5%, 4/21/2023		1,440,000	1,589,400

9.0%, 4/22/2025		2,865,000	3,376,102

9.625%, 4/22/2030		900,000	1,208,250

Ford Motor Credit Co. LLC:

1.514%, 2/17/2023	EUR	960,000	1,076,137

3.021%, 3/6/2024	EUR	575,000	661,303

3.219%, 1/9/2022		1,820,000	1,808,643

4.14%, 2/15/2023		1,000,000	1,007,500

5.113%, 5/3/2029		1,370,000	1,423,087

5.125%, 6/16/2025		2,520,000	2,626,571

Group 1 Automotive, Inc., 144A, 4.0%, 8/15/2028		1,120,000	1,121,400

Hilton Domestic Operating Co., Inc.:

4.875%, 1/15/2030		1,150,000	1,183,062

144A, 5.375%, 5/1/2025		270,000	279,013

IAA, Inc., 144A, 5.5%, 6/15/2027		630,000	662,287

IRB Holding Corp, 144A, 7.0%, 6/15/2025		470,000	500,895

Jaguar Land Rover Automotive PLC, 144A, 7.75%, 10/15/2025		1,110,000	1,107,225

L Brands, Inc.:

144A, 6.625%, 10/1/2030		820,000	861,000

144A, 6.875%, 7/1/2025		1,060,000	1,136,299

6.875%, 11/1/2035		885,000	898,275

144A, 9.375%, 7/1/2025		590,000	684,400

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027		1,250,000	1,315,750

LKQ European Holdings BV, 144A, 3.625%, 4/1/2026	EUR	1,600,000	1,886,196

LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	1,085,320

M/I Homes, Inc., 4.95%, 2/1/2028		1,270,000	1,314,450

Marriott Ownership Resorts, Inc., 144A, 6.125%, 9/15/2025		1,810,000	1,886,925

Mattel, Inc., 144A, 6.75%, 12/31/2025		1,525,000	1,603,919

Melco Resorts Finance Ltd., 144A, 5.75%, 7/21/2028		600,000	598,472

Meritor, Inc.:

6.25%, 2/15/2024		425,000	432,969

144A, 6.25%, 6/1/2025		410,000	428,450

Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	798,135

NCL Corp., Ltd., 144A, 3.625%, 12/15/2024		1,410,000	972,900

Penske Automotive Group, Inc., 3.5%, 9/1/2025		900,000	902,250

Picasso Finance Sub, Inc., 144A, 6.125%, 6/15/2025		1,175,000	1,239,155

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028		580,000	602,475

PulteGroup, Inc., 6.375%, 5/15/2033		870,000	1,109,250

Royal Caribbean Cruises Ltd.:

144A, 10.875%, 6/1/2023		515,000	561,613

144A, 11.5%, 6/1/2025		500,000	571,875

Scientific Games International, Inc.:

144A, 7.0%, 5/15/2028		1,200,000	1,191,972

144A, 7.25%, 11/15/2029		875,000	867,930

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($)(a)		Value ($)

SeaWorld Parks & Entertainment, Inc., 144A, 9.5%, 8/1/2025		1,150,000	1,207,500

Sonic Automotive, Inc., 6.125%, 3/15/2027		305,000	314,720

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029		260,000	275,600

Staples, Inc., 144A, 7.5%, 4/15/2026		1,950,000	1,823,250

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026		2,295,000	2,426,102

Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	304,500

Taylor Morrison Communities, Inc.:

144A, 5.125%, 8/1/2030		1,525,000	1,655,662

144A, 5.75%, 1/15/2028		1,425,000	1,581,750

Tesla, Inc., 144A, 5.3%, 8/15/2025		2,595,000	2,684,857

TRI Pointe Group, Inc.:

5.25%, 6/1/2027		415,000	446,125

5.7%, 6/15/2028		830,000	921,300

United Rentals North America, Inc., 5.25%, 1/15/2030		1,000,000	1,083,750

Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027		1,500,000	1,554,480

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025		910,000	955,500

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027 (b)		3,220,000	2,511,600

White Cap Buyer LLC, 144A, 6.875%, 10/15/2028		720,000	738,000

William Carter Co, 144A, 5.5%, 5/15/2025		580,000	609,000

Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028		680,000	684,250

Wolverine World Wide, Inc., 144A, 6.375%, 5/15/2025		1,470,000	1,565,550

Wyndham Destinations, Inc.:

5.65%, 4/1/2024		1,100,000	1,124,200

6.6%, 10/1/2025		658,000	700,770

144A, 6.625%, 7/31/2026		260,000	276,627

Wyndham Hotels & Resorts, Inc., 144A, 4.375%, 8/15/2028		590,000	586,413

Wynn Macau Ltd.:

144A, 5.5%, 1/15/2026		460,000	446,430

144A, 5.625%, 8/26/2028		2,020,000	1,939,200

Wynn Resorts Finance LLC, 144A, 5.125%, 10/1/2029		610,000	584,075

Yum! Brands, Inc., 144A, 7.75%, 4/1/2025		115,000	126,322

ZF Europe Finance BV, REG S, 1.25%, 10/23/2023	EUR	2,200,000	2,466,147

			118,569,933

Consumer Staples 5.1%

Albertsons Companies, Inc.:

144A, 4.625%, 1/15/2027		100,000	103,115

144A, 5.875%, 2/15/2028		530,000	560,475

Casino Guichard Perrachon SA, REG S, 1.865%, 6/13/2022	EUR	800,000	883,531

Chobani LLC, 144A, 4.625%, 11/15/2028		330,000	331,089

Edgewell Personal Care Co., 144A, 5.5%, 6/1/2028		730,000	767,215

JBS Investments II GmbH, 144A, 5.75%, 1/15/2028		4,121,000	4,329,626

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030		980,000	1,065,750

144A, 5.75%, 6/15/2025		3,215,000	3,305,020

144A, 6.5%, 4/15/2029		1,585,000	1,781,350

144A, 6.75%, 2/15/2028		1,930,000	2,122,672

Kraft Heinz Foods Co.:

144A, 4.25%, 3/1/2031		2,540,000	2,756,284

4.625%, 1/30/2029		600,000	669,410

Lamb Weston Holdings, Inc., 144A, 4.875%, 5/15/2028		260,000	281,709

Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024	EUR	1,300,000	1,522,309

Pilgrim’s Pride Corp., 144A, 5.875%, 9/30/2027		2,050,000	2,165,579

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026		1,500,000	1,555,500

144A, 5.5%, 12/15/2029		880,000	951,500

Primo Water Holdings, Inc., 144A, 5.5%, 4/1/2025		5,400,000	5,575,500

TreeHouse Foods, Inc., 4.0%, 9/1/2028		710,000	710,887

			31,438,521

Energy 9.9%

Antero Midstream Partners LP:

5.375%, 9/15/2024		675,000	631,260

144A, 5.75%, 3/1/2027		605,000	544,500

144A, 5.75%, 1/15/2028		770,000	685,300

Apache Corp.:

4.625%, 11/15/2025 (b)		412,000	391,400

4.875%, 11/15/2027		585,000	549,022

5.1%, 9/1/2040		664,000	609,562

Archrock Partners LP:

144A, 6.25%, 4/1/2028		1,540,000	1,486,100

144A, 6.875%, 4/1/2027		845,000	828,100

Buckeye Partners LP, 144A, 4.5%, 3/1/2028		740,000	703,000

Cheniere Energy Partners LP:

4.5%, 10/1/2029		3,039,000	3,098,321

5.625%, 10/1/2026		600,000	615,960

Cheniere Energy, Inc., 144A, 4.625%, 10/15/2028		290,000	299,425

CNX Resources Corp., 144A, 7.25%, 3/14/2027		1,160,000	1,223,800

Comstock Resources, Inc., 9.75%, 8/15/2026		610,000	642,787

DCP Midstream Operating LP:

5.125%, 5/15/2029		750,000	746,025

5.375%, 7/15/2025		2,677,000	2,810,850

5.625%, 7/15/2027		520,000	538,928

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026		1,685,000	1,693,425

144A, 5.75%, 1/30/2028		285,000	295,688

144A, 6.625%, 7/15/2025		385,000	399,437

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($)(a)	Value ($)

EQM Midstream Partners LP:

5.5%, 7/15/2028	580,000	587,395

144A, 6.0%, 7/1/2025	1,430,000	1,465,750

144A, 6.5%, 7/1/2027	815,000	854,768

EQT Corp.:

5.0%, 1/15/2029	390,000	390,000

7.875%, 2/1/2025 (b)	940,000	1,045,750

8.75%, 2/1/2030	1,715,000	2,130,887

Genesis Energy LP, 6.25%, 5/15/2026	275,000	220,058

Harvest Midstream I LP, 144A, 7.5%, 9/1/2028	1,420,000	1,409,350

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	1,345,000	1,244,125

144A, 5.75%, 10/1/2025	585,000	540,762

144A, 6.25%, 11/1/2028	320,000	293,139

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	985,000	1,031,787

5.625%, 5/1/2027	405,000	425,250

NuStar Logistics LP:

5.75%, 10/1/2025	905,000	911,181

6.375%, 10/1/2030	650,000	654,062

Occidental Petroleum Corp.:

2.7%, 8/15/2022	1,257,000	1,162,411

2.7%, 2/15/2023	4,293,000	3,842,235

3.125%, 2/15/2022	335,000	318,250

5.55%, 3/15/2026	1,095,000	952,650

8.0%, 7/15/2025 (b)	1,810,000	1,764,750

8.5%, 7/15/2027	1,050,000	1,002,750

Parkland Corp., 144A, 5.875%, 7/15/2027	1,630,000	1,682,299

Range Resources Corp., 144A, 9.25%, 2/1/2026	570,000	604,200

Rattler Midstream LP, 144A, 5.625%, 7/15/2025	835,000	857,962

Southwestern Energy Co.:

6.45%, 1/23/2025 (b)	1,274,000	1,276,389

7.75%, 10/1/2027 (b)	250,000	258,438

8.375%, 9/15/2028 (b)	570,000	595,650

Sunoco LP:

5.5%, 2/15/2026	515,000	515,966

5.875%, 3/15/2028	285,000	295,688

6.0%, 4/15/2027	394,000	407,282

Tallgrass Energy Partners LP, 144A, 7.5%, 10/1/2025	160,000	161,600

Targa Resources Partners LP:

144A, 4.875%, 2/1/2031	350,000	341,569

5.0%, 1/15/2028	2,540,000	2,508,250

144A, 5.5%, 3/1/2030	810,000	814,212

TerraForm Power Operating LLC:

144A, 4.75%, 1/15/2030	1,210,000	1,298,318

144A, 5.0%, 1/31/2028	1,000,000	1,097,825

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)

USA Compression Partners LP:

6.875%, 4/1/2026	1,133,000	1,123,494

6.875%, 9/1/2027	960,000	965,002

Western Midstream Operating LP:

4.1%, 2/1/2025	835,000	786,670

5.05%, 2/1/2030	1,680,000	1,593,757

WPX Energy, Inc.:

4.5%, 1/15/2030	1,215,000	1,166,400

5.25%, 9/15/2024	760,000	786,600

		60,177,771

Financials 2.2%

AG Issuer LLC, 144A, 6.25%, 3/1/2028	875,000	853,125

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	645,000	688,537

Cardtronics, Inc., 144A, 5.5%, 5/1/2025 (b)	565,000	569,944

Intesa Sanpaolo SpA:

144A, 5.017%, 6/26/2024	900,000	949,813

144A, 5.71%, 1/15/2026	2,100,000	2,288,042

LD Holdings Group LLC, 144A, 6.5%, 11/1/2025	714,000	724,710

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	240,000	246,000

Navient Corp., 6.125%, 3/25/2024	1,500,000	1,518,750

Nielsen Finance LLC:

144A, 5.625%, 10/1/2028	1,875,000	1,933,594

144A, 5.875%, 10/1/2030	880,000	924,000

OneMain Finance Corp.:

5.375%, 11/15/2029	860,000	883,684

8.875%, 6/1/2025	500,000	550,000

Quicken Loans LLC, 144A, 3.625%, 3/1/2029	755,000	743,675

Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026	310,000	337,885

Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	300,000	306,000

Shift4 Payments LLC, 144A, 4.625%, 11/1/2026	170,000	172,176

		13,689,935

Health Care 8.9%

Acadia Healthcare Co., Inc., 144A, 5.0%, 4/15/2029	620,000	638,786

AdaptHealth LLC, 144A, 6.125%, 8/1/2028	885,000	919,294

Avantor Funding, Inc., 144A, 4.625%, 7/15/2028	285,000	295,317

Bausch Health Americas, Inc.:

144A, 8.5%, 1/31/2027	1,475,000	1,612,794

144A, 9.25%, 4/1/2026	4,900,000	5,402,250

Bausch Health Companies, Inc.:

144A, 6.125%, 4/15/2025	3,685,000	3,783,574

144A, 9.0%, 12/15/2025	6,850,000	7,484,995

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	1,085,000	1,131,112

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Principal Amount ($)(a)		Value ($)

Centene Corp.:

3.0%, 10/15/2030		3,400,000	3,530,740

4.625%, 12/15/2029		1,420,000	1,546,004

Charles River Laboratories International, Inc., 144A, 4.25%, 5/1/2028		1,045,000	1,092,025

Community Health Systems, Inc.:

6.25%, 3/31/2023		5,918,000	5,866,217

144A, 8.125%, 6/30/2024 (b)		1,155,000	887,906

Emergent BioSolutions, Inc., 144A, 3.875%, 8/15/2028		360,000	361,800

Encompass Health Corp.:

4.5%, 2/1/2028		380,000	389,166

4.75%, 2/1/2030		725,000	755,174

HCA, Inc.:

5.375%, 9/1/2026		1,100,000	1,236,125

5.625%, 9/1/2028		1,830,000	2,130,028

5.875%, 2/1/2029		800,000	941,192

IQVIA, Inc.:

144A, 2.25%, 1/15/2028	EUR	510,000	583,726

REG S, 3.25%, 3/15/2025	EUR	1,000,000	1,167,562

144A, 5.0%, 5/15/2027		600,000	628,500

Legacy LifePoint Health LLC, 144A, 6.75%, 4/15/2025		1,200,000	1,269,000

Molina Healthcare, Inc., 144A, 4.375%, 6/15/2028		940,000	963,500

Prime Healthcare Services, Inc., 144A, 7.25%, 11/1/2025		565,000	569,407

RegionalCare Hospital Partners Holdings, Inc., 144A, 9.75%, 12/1/2026		595,000	641,113

Select Medical Corp., 144A, 6.25%, 8/15/2026		1,295,000	1,366,225

Tenet Healthcare Corp.:

4.625%, 7/15/2024		600,000	610,141

144A, 4.875%, 1/1/2026		1,710,000	1,734,676

5.125%, 5/1/2025		1,000,000	989,700

144A, 6.125%, 10/1/2028		950,000	921,500

144A, 7.5%, 4/1/2025		450,000	484,745

Teva Pharmaceutical Finance Netherlands II BV, 4.5%, 3/1/2025	EUR	725,000	831,537

Teva Pharmaceutical Finance Netherlands III BV:

2.2%, 7/21/2021		406,000	399,672

6.0%, 4/15/2024		1,164,000	1,170,606

			54,336,109
Industrials 11.9%

Bombardier, Inc.:

144A, 5.75%, 3/15/2022		2,129,000	2,022,550

144A, 6.0%, 10/15/2022		1,287,000	1,143,821

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026		235,000	243,608

Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		970,000	985,763

Cimpress PLC, 144A, 7.0%, 6/15/2026		900,000	895,500

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

Clark Equipment Co., 144A, 5.875%, 6/1/2025		555,000	577,200

Delta Air Lines, Inc.:

144A, 4.5%, 10/20/2025		1,800,000	1,826,903

144A, 4.75%, 10/20/2028		2,040,000	2,085,312

144A, 7.0%, 5/1/2025		1,130,000	1,233,189

Energizer Holdings, Inc., 144A, 4.75%, 6/15/2028		590,000	607,181

EnerSys, 144A, 4.375%, 12/15/2027		790,000	811,725

Forterra Finance LLC, 144A, 6.5%, 7/15/2025		320,000	338,000

Fortress Transportation and Infrastructure Investors LLC, 144A, 9.75%, 8/1/2027		320,000	340,400

GFL Environmental, Inc.:

144A, 4.25%, 6/1/2025		6,785,000	6,920,700

144A, 5.125%, 12/15/2026		430,000	451,586

Hillenbrand, Inc., 5.75%, 6/15/2025		1,605,000	1,713,338

Howmet Aerospace, Inc., 6.875%, 5/1/2025		1,580,000	1,757,750

Itron, Inc., 144A, 5.0%, 1/15/2026		1,100,000	1,122,000

Jaguar Holding Co. II:

144A, 4.625%, 6/15/2025		520,000	537,155

144A, 5.0%, 6/15/2028		445,000	463,828

Masonite International Corp., 144A, 5.375%, 2/1/2028		5,166,000	5,475,960

MasTec, Inc., 144A, 4.5%, 8/15/2028		600,000	616,500

Mileage Plus Holdings LLC, 144A, 6.5%, 6/20/2027		1,452,000	1,511,895

Moog, Inc., 144A, 4.25%, 12/15/2027		1,450,000	1,488,063

OI European Group BV, 144A, 4.0%, 3/15/2023		4,560,000	4,582,800

Prime Security Services Borrower LLC:

144A, 3.375%, 8/31/2027		750,000	723,750

144A, 6.25%, 1/15/2028		1,355,000	1,369,200

Rebecca Bidco GmbH, 144A, 5.75%, 7/15/2025	EUR	1,190,000	1,384,201

Rolls-Royce PLC, 144A, 5.75%, 10/15/2027		680,000	688,500

Sensata Technologies, Inc., 144A, 3.75%, 2/15/2031		590,000	584,100

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,395,000	1,349,049

Spirit AeroSystems, Inc., 144A, 7.5%, 4/15/2025		505,000	508,782

Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025		3,335,000	3,535,100

Summit Materials LLC, 144A, 5.25%, 1/15/2029		310,000	319,300

Tennant Co., 5.625%, 5/1/2025		170,000	176,290

TransDigm, Inc.:

5.5%, 11/15/2027		1,260,000	1,230,075

144A, 6.25%, 3/15/2026		2,825,000	2,945,034

144A, 8.0%, 12/15/2025		540,000	584,712

Triumph Group, Inc., 144A, 6.25%, 9/15/2024		363,000	313,461

U.S. Concrete, Inc., 144A, 5.125%, 3/1/2029		320,000	325,600

Vertical Holdco GmbH, 144A, 7.625%, 7/15/2028		320,000	332,000

Vertical Midco GmbH:

144A, 4.375%, 7/15/2027	EUR	4,950,000	5,822,668

144A, 3-month EURIBOR + 4.750%, 4.75%**, 7/15/2027	EUR	2,500,000	2,906,268

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

	Principal Amount ($)(a)		Value ($)

Vertical U.S. Newco, Inc., 144A, 5.25%, 7/15/2027		1,877,000	1,931,808

WESCO Distribution, Inc.:

144A, 7.125%, 6/15/2025		385,000	414,838

144A, 7.25%, 6/15/2028		1,050,000	1,149,750

XPO Logistics, Inc., 144A, 6.25%, 5/1/2025		760,000	807,743

ZF Europe Finance BV, REG S, 2.0%, 2/23/2026	EUR	3,200,000	3,465,999

			72,620,955

Information Technology 1.6%

ams AG, 144A, 7.0%, 7/31/2025		1,560,000	1,649,700

Banff Merger Sub, Inc., 144A, 9.75%, 9/1/2026		810,000	851,391

Boxer Parent Co., Inc., 144A, 7.125%, 10/2/2025		590,000	632,551

Camelot Finance SA, 144A, 4.5%, 11/1/2026		1,745,000	1,814,800

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		280,000	279,880

Microchip Technology, Inc., 144A, 4.25%, 9/1/2025		1,260,000	1,308,093

MTS Systems Corp., 144A, 5.75%, 8/15/2027		256,000	259,443

Presidio Holdings, Inc.:

144A, 4.875%, 2/1/2027		200,000	205,312

144A, 8.25%, 2/1/2028		320,000	339,200

Science Applications International Corp., 144A, 4.875%, 4/1/2028		330,000	345,695

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027		660,000	701,468

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		1,105,000	1,135,387

Unisys Corp., 144A, 6.875%, 11/1/2027		484,000	500,940

			10,023,860

Materials 13.0%

Arconic Corp., 144A, 6.125%, 2/15/2028		1,735,000	1,828,057

ARD Finance SA, 144A, 6.5%, 6/30/2027		500,000	508,125

Ardagh Packaging Finance PLC:

144A, 4.125%, 8/15/2026		5,425,000	5,533,500

144A, 5.25%, 8/15/2027		470,000	482,455

144A, 6.0%, 2/15/2025		999,000	1,032,716

Axalta Coating Systems Dutch Holding B BV, REG S, 3.75%, 1/15/2025	EUR	1,525,000	1,789,199

Axalta Coating Systems LLC, 144A, 4.75%, 6/15/2027		4,420,000	4,629,950

Berry Global, Inc.:

144A, 4.875%, 7/15/2026		915,000	957,049

144A, 5.625%, 7/15/2027		140,000	146,460

Cascades, Inc.:

144A, 5.125%, 1/15/2026		335,000	350,075

144A, 5.375%, 1/15/2028		725,000	755,812

CF Industries, Inc., 5.15%, 3/15/2034		415,000	486,069

Chemours Co.:

4.0%, 5/15/2026	EUR	1,000,000	1,107,582

5.375%, 5/15/2027 (b)		895,000	878,219

7.0%, 5/15/2025 (b)		820,000	826,150

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

	Principal Amount ($)(a)		Value ($)

Clearwater Paper Corp.:

144A, 4.75%, 8/15/2028		930,000	934,650

144A, 5.375%, 2/1/2025		313,000	329,041

Cleveland-Cliffs, Inc., 144A, 6.75%, 3/15/2026		220,000	231,000

Constellium SE:

144A, 4.25%, 2/15/2026	EUR	1,440,000	1,681,289

144A, 5.625%, 6/15/2028		2,170,000	2,261,140

144A, 5.75%, 5/15/2024		425,000	430,402

144A, 5.875%, 2/15/2026		485,000	489,850

144A, 6.625%, 3/1/2025 (b)		2,500,000	2,537,500

Element Solutions, Inc., 144A, 3.875%, 9/1/2028		520,000	513,500

First Quantum Minerals Ltd.:

144A, 6.875%, 3/1/2026		1,640,000	1,627,700

144A, 6.875%, 10/15/2027		3,430,000	3,421,391

Freeport-McMoRan, Inc.:

4.125%, 3/1/2028		2,560,000	2,612,800

4.25%, 3/1/2030		1,470,000	1,544,411

4.375%, 8/1/2028		1,780,000	1,857,875

4.625%, 8/1/2030		1,720,000	1,836,100

5.0%, 9/1/2027		1,010,000	1,053,127

5.4%, 11/14/2034		800,000	916,000

HB Fuller Co., 4.25%, 10/15/2028		500,000	506,875

Hudbay Minerals, Inc.:

144A, 6.125%, 4/1/2029		2,400,000	2,454,000

144A, 7.625%, 1/15/2025		1,895,000	1,964,357

Illuminate Buyer LLC, 144A, 9.0%, 7/1/2028		170,000	181,900

Ingevity Corp., 144A, 3.875%, 11/1/2028		830,000	842,616

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028		380,000	374,300

Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	650,000	745,667

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026		835,000	875,351

Mauser Packaging Solutions Holding Co.:

REG S, 4.75%, 4/15/2024	EUR	500,000	570,691

144A, 7.25%, 4/15/2025		1,165,000	1,123,875

Mercer International, Inc.:

5.5%, 1/15/2026		510,000	483,225

7.375%, 1/15/2025		1,995,000	2,028,676

Methanex Corp.:

5.125%, 10/15/2027		2,080,000	2,118,064

5.25%, 12/15/2029		600,000	607,936

Nouryon Holding BV, 144A, 8.0%, 10/1/2026 (b)		1,000,000	1,052,500

Novelis Corp.:

144A, 4.75%, 1/30/2030		4,260,000	4,320,130

144A, 5.875%, 9/30/2026		785,000	810,026

Olin Corp., 5.625%, 8/1/2029		889,000	918,995

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

	Principal Amount ($)(a)		Value ($)

Pro-Gest SpA, REG S, 3.25%, 12/15/2024	EUR	825,000	783,251

Reynolds Group Issuer, Inc., 144A, 5.125%, 7/15/2023		128,000	129,600

SPCM SA, 144A, 4.875%, 9/15/2025		1,000,000	1,028,800

thyssenkrupp AG, REG S, 1.875%, 3/6/2023	EUR	2,650,000	2,870,280

Tronox Finance PLC, 144A, 5.75%, 10/1/2025		4,322,000	4,311,195

Tronox, Inc.:

144A, 6.5%, 5/1/2025		300,000	316,500

144A, 6.5%, 4/15/2026 (b)		2,615,000	2,652,290

			79,660,294

Real Estate 3.1%

Cushman & Wakefield U.S. Borrower LLC, 144A, 6.75%, 5/15/2028		1,215,000	1,292,456

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029		555,000	560,828

144A, (REIT), 5.0%, 7/15/2028		770,000	786,039

144A, (REIT), 5.25%, 7/15/2030		1,185,000	1,216,106

MGM Growth Properties Operating Partnership LP:

144A, (REIT), 4.625%, 6/15/2025		2,356,000	2,399,492

(REIT), 5.75%, 2/1/2027		2,165,000	2,336,327

Peach Property Finance GmbH, 144A, 4.375%, 11/15/2025	EUR	2,150,000	2,510,217

Realogy Group LLC, 144A, 7.625%, 6/15/2025		1,900,000	2,006,875

Service Properties Trust, (REIT), 7.5%, 9/15/2025		1,665,000	1,745,141

Uniti Group LP:

144A, (REIT), 6.0%, 4/15/2023		1,575,000	1,595,672

144A, (REIT), 7.875%, 2/15/2025		150,000	159,145

VICI Properties LP:

144A, (REIT), 3.5%, 2/15/2025		110,000	110,407

144A, (REIT), 3.75%, 2/15/2027		290,000	290,725

144A, (REIT), 4.125%, 8/15/2030		1,720,000	1,741,500

144A, (REIT), 4.625%, 12/1/2029		144,000	149,618

			18,900,548

Utilities 4.0%

AmeriGas Partners LP:

5.5%, 5/20/2025		1,525,000	1,631,750

5.75%, 5/20/2027		675,000	739,645

Calpine Corp.:

144A, 4.5%, 2/15/2028		1,445,000	1,470,287

144A, 4.625%, 2/1/2029		300,000	302,913

144A, 5.0%, 2/1/2031		455,000	464,532

144A, 5.25%, 6/1/2026		2,310,000	2,372,647

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		2,320,000	2,438,900

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024		3,000,000	3,135,000

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

	Principal Amount ($)(a)	Value ($)

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	1,342,000	1,454,392

5.75%, 1/15/2028	1,545,000	1,666,205

Pattern Energy Operations LP, 144A, 4.5%, 8/15/2028	965,000	1,006,138

PG&E Corp., 5.0%, 7/1/2028	1,270,000	1,273,207

Pike Corp., 144A, 5.5%, 9/1/2028	350,000	357,949

Talen Energy Supply LLC:

144A, 7.25%, 5/15/2027	1,740,000	1,743,584

144A, 7.625%, 6/1/2028	600,000	587,250

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	2,090,000	2,184,050

144A, 5.5%, 9/1/2026	1,240,000	1,283,400

144A, 5.625%, 2/15/2027	545,000	568,163

		24,680,012
Total Corporate Bonds (Cost $579,783,994)		595,459,895

Government & Agency Obligations 0.2%
U.S. Treasury Obligations

U.S. Treasury Bills:

0.109%***, 2/25/2021	500,000	499,838

0.122%***, 2/25/2021 (d)	490,000	489,842

Total Government & Agency Obligations (Cost $989,633)		989,680

Loan Participations and Assignments 0.4%
Senior Loans**

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 3-month USD-LIBOR + 4.250%, 5.0%, 4/29/2024	1,633,120	1,556,911

Flex Acquisition Co., Inc.:

Frist Lien Term Loan, 1-month USD-LIBOR + 3.000%, 4.0%, 12/29/2023	59,420	58,062

Frist Lien Term Loan, 3-month USD-LIBOR + 3.000%, 4.0%, 12/29/2023	720,869	704,390

Total Loan Participations and Assignments (Cost $2,311,640)		2,319,363

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	388	881

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

	Shares	Value ($)

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $239,283)	1,219	40,260

Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (f) (g) (Cost $15,429,600)	15,429,600	15,429,600

Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.10% (f) (Cost $6,487,401)	6,487,401	6,487,401

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $605,241,551)	101.4	620,727,080
Other Assets and Liabilities, Net	(1.4)	(8,494,406)

Net Assets	100.0	612,232,674

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2020	Value ($) at 10/31/2020
Securities Lending Collateral 2.5%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.04% (f) (g)
5,710,898	9,718,702 (h)	—	—	—	22,690	—	15,429,600	15,429,600
Cash Equivalents 1.0%
DWS Central Cash Management Government Fund, 0.10% (f)
21,975,449	317,800,626	333,288,674	—	—	88,800	—	6,487,401	6,487,401
27,686,347	327,519,328	333,288,674	—	—	111,490	—	21,917,001	21,917,001

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2020 amounted to $14,876,920, which is 2.4% of net assets.

(c)	When-issued security.

(d)	At October 31, 2020, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of October 31, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	50,208,735	USD	59,036,992	11/30/2020	522,724	BNP Paribas SA

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$595,459,895	$—	$595,459,895
Government & Agency Obligations	—	989,680	—	989,680
Loan Participations and Assignments	—	2,319,363	—	2,319,363
Common Stocks	881	—	—	881
Warrants	—	—	40,260	40,260
Short-Term Investments (i)	21,917,001	—	—	21,917,001
Derivatives (j)
Forward Foreign Currency Contracts	—	522,724	—	522,724
Total	$21,917,882	$599,291,662	$40,260	$621,249,804

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include value of unrealized appreciation (depreciation) on open forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

Statement of Assets and Liabilities

as of October 31, 2020

Assets
Investments in non-affiliated securities, at value (cost $583,324,550) — including $14,876,920 of securities loaned	$598,810,079
Investment in DWS Government & Agency Securities Portfolio (cost $15,429,600)*	15,429,600
Investment in DWS Central Cash Management Government Fund (cost $6,487,401)	6,487,401
Cash	521,548
Foreign currency, at value (cost $41,877)	41,870
Receivable for investments sold	826,582
Receivable for investments sold — when-issued securities	320,200
Receivable for Fund shares sold	2,884,989
Interest receivable	8,059,472
Unrealized appreciation on forward foreign currency contracts	522,724
Foreign taxes recoverable	20,638
Other assets	32,980
Total assets	633,958,083

Liabilities
Payable upon return of securities loaned	15,429,600
Payable for investments purchased	2,694,764
Payable for investments purchased — when-issued securities	1,265,000
Payable for Fund shares redeemed	1,355,222
Distributions payable	382,508
Accrued management fee	176,773
Accrued Trustees’ fees	5,067
Other accrued expenses and payables	416,475
Total liabilities	21,725,409
Net assets, at value	$612,232,674

Net Assets Consist of
Distributable earnings (loss)	(375,380)
Paid-in capital	612,608,054
Net assets, at value	$612,232,674

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

Statement of Assets and Liabilities as of October 31, 2020 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($32,086,960 ÷ 4,782,004 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.71

Maximum offering price per share (100 ÷ 95.50 of $6.71)	$7.03
Class T

Net Asset Value and redemption price per share ($11,565 ÷ 1,723 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.71

Maximum offering price per share (100 ÷ 97.50 of $6.71)	$6.88
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($21,935,346 ÷ 3,256,498 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.74
Class R6

Net Asset Value, offering and redemption price per share ($2,529,546 ÷ 378,482 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.68
Class S

Net Asset Value, offering and redemption price per share ($238,502,558 ÷ 35,359,042 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.75
Institutional Class

Net Asset Value, offering and redemption price per share ($317,166,699 ÷ 47,431,193 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.69

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

Statement of Operations

for the year ended October 31, 2020

Investment Income
Income:

Interest (net of foreign taxes withheld of $519)	$28,298,715
Income distributions — DWS Central Cash Management Government Fund	88,800
Securities lending income, net of borrower rebates	22,690
Total income	28,410,205
Expenses:

Management fee	2,126,256
Administration fee	520,803
Services to shareholders	717,773
Distribution and service fees	286,290
Custodian fee	22,332
Professional fees	134,305
Reports to shareholders	69,651
Registration fees	94,023
Trustees’ fees and expenses	20,769
Other	50,339
Total expenses before expense reductions	4,042,541
Expense reductions	(445,043)
Total expenses after expense reductions	3,597,498
Net investment income	24,812,707

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(10,435,751)
Forward foreign currency contracts	(2,864,584)
Foreign currency	(36,312)
(13,336,647)
Change in net unrealized appreciation (depreciation) on:

Investments	2,552,728
Forward foreign currency contracts	660,437
Foreign currency	1,289
3,214,454
Net gain (loss)	(10,122,193)
Net increase (decrease) in net assets resulting from operations	$14,690,514

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

Statements of Changes in Net Assets

	Years Ended October 31,
Increase (Decrease) in Net Assets	2020	2019

Operations:

Net investment income (loss)	$24,812,707	$21,940,663
Net realized gain (loss)	(13,336,647)	(1,747,055)
Change in net unrealized appreciation (depreciation)	3,214,454	22,008,415
Net increase (decrease) in net assets resulting from operations	14,690,514	42,202,023
Distributions to shareholders:

Class A	(1,554,695)	(1,957,505)
Class T	(519)	(615)
Class C	(818,020)	(1,001,577)
Class R6	(115,465)	(108,028)
Class S	(10,889,703)	(17,171,566)
Institutional Class	(12,022,528)	(5,694,032)
Return of capital distributions to shareholders:

Class A	(92,983)	—
Class T	(31)	—
Class C	(48,924)	—
Class R6	(6,906)	—
Class S	(651,288)	—
Institutional Class	(719,038)	—
Total distributions	(26,920,100)	(25,933,323)
Fund share transactions:

Proceeds from shares sold	462,837,346	233,176,932
Reinvestment of distributions	23,186,059	22,911,583
Payments for shares redeemed	(361,918,465)	(186,769,322)
Net increase (decrease) in net assets from Fund share transactions	124,104,940	69,319,193
Increase (decrease) in net assets	111,875,354	85,587,893
Net assets at beginning of period	500,357,320	414,769,427
Net assets at end of period	$612,232,674	$500,357,320

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

Financial Highlights

DWS Global High Income Fund — Class A
	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.88	$6.63	$6.94	$6.70	$6.61
Income (loss) from investment operations:

Net investment income[a]	.31	.32	.33	.32	.33
Net realized and unrealized gain (loss)	(.15)	.31	(.31)	.24	.21
Total from investment operations	.16	.63	.02	.56	.54
Less distributions from:

Net investment income	(.29)	(.32)	(.33)	(.25)	(.31)
Net realized gains	(.02)	(.06)	—	—	(.12)
Return of capital	(.02)	—	—	(.07)	(.02)
Total distributions	(.33)	(.38)	(.33)	(.32)	(.45)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$6.71	$6.88	$6.63	$6.94	$6.70
Total Return (%)[b]	2.44 [c]	9.94 [c]	.31 [c]	8.53 [c]	8.42

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32	35	34	46	65
Ratio of expenses before expense reductions (%)	.94	.95	.94	1.02	1.06
Ratio of expenses after expense reductions (%)	.85	.85	.85	.99	1.06
Ratio of net investment income (%)	4.50	4.81	4.85	4.76	5.04
Portfolio turnover rate (%)	92	74	73	86	67

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	37

DWS Global High Income Fund — Class T
	Years Ended October 31,			Period Ended
	2020	2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.89	$6.63	$6.95	$6.91
Income (loss) from investment operations:

Net investment income (loss)[b]	.31	.32	.33	.13
Net realized and unrealized gain (loss)	(.16)	.32	(.32)	.04
Total from investment operations	.15	.64	.01	.17
Less distributions from:

Net investment income	(.29)	(.32)	(.33)	(.10)
Net realized gains	(.02)	(.06)	—	—
Return of capital	(.02)	—	—	(.03)
Total distributions	(.33)	(.38)	(.33)	(.13)
Net asset value, end of period	$6.71	$6.89	$6.63	$6.95
Total Return (%)[c,d]	2.30	10.09	.16	2.47	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	12	11	10	10
Ratio of expenses before expense reductions (%)	.91	.94	.93	1.08	*
Ratio of expenses after expense reductions (%)	.85	.85	.85	.85	*
Ratio of net investment income (%)	4.51	4.81	4.85	4.61	*
Portfolio turnover rate (%)	92	74	73	86	[e]

[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain operating expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

38	|	DWS Global High Income Fund

DWS Global High Income Fund — Class C
	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.91	$6.65	$6.97	$6.73	$6.64
Income (loss) from investment operations:

Net investment income (loss)[a]	.26	.27	.28	.27	.28
Net realized and unrealized gain (loss)	(.15)	.32	(.32)	.24	.21
Total from investment operations	.11	.59	(.04)	.51	.49
Less distributions from:

Net investment income	(.25)	(.27)	(.28)	(.21)	(.26)
Net realized gains	(.02)	(.06)	—	—	(.12)
Return of capital	(.01)	—	—	(.06)	(.02)
Total distributions	(.28)	(.33)	(.28)	(.27)	(.40)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$6.74	$6.91	$6.65	$6.97	$6.73
Total Return (%)[b]	1.69 [c]	9.27 [c]	(.57)[c]	7.73 [c]	7.76

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	20	21	25	22
Ratio of expenses before expense reductions (%)	1.67	1.71	1.71	1.77	1.82
Ratio of expenses after expense reductions (%)	1.60	1.60	1.60	1.72	1.82
Ratio of net investment income (%)	3.75	4.06	4.10	3.98	4.27
Portfolio turnover rate (%)	92	74	73	86	67

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	39

DWS Global High Income Fund — Class R6
	Years Ended October 31,			Period Ended
	2020	2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.86	$6.60	$6.92	$6.65
Income (loss) from investment operations:

Net investment income (loss)[b]	.33	.34	.35	.34
Net realized and unrealized gain (loss)	(.16)	.32	(.32)	.27
Total from investment operations	.17	.66	.03	.61
Less distributions from:

Net investment income	(.31)	(.34)	(.35)	(.26)
Net realized gains	(.02)	(.06)	—	—
Return of capital	(.02)	—	—	(.08)
Total distributions	(.35)	(.40)	(.35)	(.34)
Redemption fees	—	—	—	.00	***
Net asset value, end of period	$6.68	$6.86	$6.60	$6.92
Total Return (%)[c]	2.60	10.44	.44	9.14	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2	1	.01
Ratio of expenses before expense reductions (%)	1.06	.61	.60	.84	*
Ratio of expenses after expense reductions (%)	.55	.55	.55	.73	*
Ratio of net investment income (%)	4.80	5.07	5.18	4.97	*
Portfolio turnover rate (%)	92	74	73	86	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain operating expenses not been reduced.

[d]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

40	|	DWS Global High Income Fund

DWS Global High Income Fund — Class S
	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.92	$6.66	$6.98	$6.74	$6.65
Income (loss) from investment operations:

Net investment income (loss)[a]	.32	.34	.35	.34	.34
Net realized and unrealized gain (loss)	(.15)	.32	(.32)	.24	.21
Total from investment operations	.17	.66	.03	.58	.55
Less distributions from:

Net investment income	(.30)	(.34)	(.35)	(.26)	(.32)
Net realized gains	(.02)	(.06)	—	—	(.12)
Return of capital	(.02)	—	—	(.08)	(.02)
Total distributions	(.34)	(.40)	(.35)	(.34)	(.46)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$6.75	$6.92	$6.66	$6.98	$6.74
Total Return (%)[b]	2.66	10.30	.38	8.59	8.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	239	304	298	368	272
Ratio of expenses before expense reductions (%)	.74	.76	.77	.84	.87
Ratio of expenses after expense reductions (%)	.65	.65	.65	.76	.85
Ratio of net investment income (%)	4.70	5.00	5.05	4.93	5.24
Portfolio turnover rate (%)	92	74	73	86	67

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	41

DWS Global High Income Fund — Institutional Class
	Years Ended October 31,
	2020	2019	2018	2017	2016

Selected Per Share Data
Net asset value, beginning of period	$6.86	$6.60	$6.92	$6.68	$6.59
Income (loss) from investment operations:

Net investment income (loss)[a]	.32	.34	.35	.34	.34
Net realized and unrealized gain (loss)	(.15)	.32	(.32)	.24	.21
Total from investment operations	.17	.66	.03	.58	.55
Less distributions from:

Net investment income	(.30)	(.34)	(.35)	(.26)	(.32)
Net realized gains	(.02)	(.06)	—	—	(.12)
Return of capital	(.02)	—	—	(.08)	(.02)
Total distributions	(.34)	(.40)	(.35)	(.34)	(.46)
Redemption fees	—	—	—	.00 *	.00 *
Net asset value, end of period	$6.69	$6.86	$6.60	$6.92	$6.68
Total Return (%)	2.70 [b]	10.40 [b]	.40 [b]	8.86 [b]	8.75

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	317	139	60	68	56
Ratio of expenses before expense reductions (%)	.68	.69	.68	.73	.75
Ratio of expenses after expense reductions (%)	.60	.60	.60	.69	.75
Ratio of net investment income (%)	4.74	4.99	5.10	5.00	5.33
Portfolio turnover rate (%)	92	74	73	86	67

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

42	|	DWS Global High Income Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

DWS Global High Income Fund	|	43

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the

44	|	DWS Global High Income Fund

Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required

DWS Global High Income Fund	|	45

amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.06% annualized effective rate as of October 31, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2020, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

46	|	DWS Global High Income Fund

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2020, the Fund had a net tax basis capital loss carryforward of approximately $15,189,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($7,033,000) and long-term losses ($8,156,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2020 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and forward foreign currency exchange contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2020, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforwards	$(15,189,000)
Net unrealized appreciation (depreciation) on investments	$15,193,325

DWS Global High Income Fund	|	47

At October 31, 2020, the aggregate cost of investments for federal income tax purposes was $605,533,755. The net unrealized appreciation for all investments based on tax cost was $15,193,325. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $20,345,355 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $5,152,030.

In addition, during the year ended October 31, 2020, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2020	2019
Distributions from ordinary income*	$25,400,930	$25,933,323
Return of capital distributions	$1,519,170	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

48	|	DWS Global High Income Fund

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2020 is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2020, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $42,647,000 to $61,825,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,688,000.

The following table summarizes the value of the Fund’s derivative instruments held as of October 31, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Assets Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$522,724

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized appreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (b)	$(2,864,584)

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$660,437

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

DWS Global High Income Fund	|	49

As of October 31, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (d)	Net Amount of Derivative Assets
BNP Paribas SA	$522,724	$—	$—	$522,724

(d)	The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $601,612,856 and $474,424,577, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.

For the period from November 1, 2019 through September 30, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse

50	|	DWS Global High Income Fund

certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%

For the year ended October 31, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$29,703
Class T	7
Class C	13,508
Class R6	11,895
Class S	203,565
Institutional Class	186,365
$445,043

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2020, the Administration Fee was $520,803, of which $50,687 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

DWS Global High Income Fund	|	51

fee it receives from the Fund. For the year ended October 31, 2020, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2020
Class A	$7,449	$1,364
Class T	20	2
Class C	1,193	271
Class R6	11,251	324
Class S	50,234	7,777
Institutional Class	6,671	2,224
	$76,818	$11,962

In addition, for the year ended October 31, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$33,667
Class C	19,032
Class S	316,887
Institutional Class	238,291
$607,877

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended October 31, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2020
Class C	$156,500	$14,010

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder

52	|	DWS Global High Income Fund

accounts the firms service. For the year ended October 31, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2020	Annual Rate
Class A	$79,604	$13,229	.24%
Class T	17	9	.15%
Class C	50,169	8,474	.24%
	$129,790	$21,712

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the year ended October 31, 2020 aggregated $8,150.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2020, the CDSC for Class C shares aggregated $5,207. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $18,740, of which $8,623 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

DWS Global High Income Fund	|	53

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended October 31, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $1,707.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At October 31, 2020, there were no accounts that held over 10% of the outstanding shares of the Fund.

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2020.

54	|	DWS Global High Income Fund

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	3,348,107	$22,154,367	2,481,005	$16,577,259
Class C	1,137,680	7,545,479	689,340	4,680,584
Class R6	174,001	1,131,475	158,872	1,069,257
Class S	13,225,896	88,188,443	13,992,405	94,821,875
Institutional Class	52,119,698	343,817,582	17,368,623	116,027,957
		$462,837,346		$233,176,932

Shares issued to shareholders in reinvestment of distributions
Class A	220,929	$1,458,374	279,481	$1,859,079
Class T	83	548	93	615
Class C	122,925	815,457	146,055	974,262
Class R6	2,681	17,468	1,178	7,859
Class S	1,518,859	10,099,219	2,153,647	14,407,276
Institutional Class	1,637,696	10,794,993	845,796	5,662,492
		$23,186,059		$22,911,583

Shares redeemed
Class A	(3,937,029)	$(26,157,411)	(2,792,344)	$(18,635,274)
Class C	(939,645)	(6,114,620)	(1,012,872)	(6,821,758)
Class R6	(138,486)	(907,279)	(42,095)	(281,525)
Class S	(23,284,140)	(156,302,980)	(17,037,986)	(113,400,415)
Institutional Class	(26,513,506)	(172,436,175)	(7,097,571)	(47,630,350)
		$(361,918,465)		$(186,769,322)

Net increase (decrease)
Class A	(367,993)	$(2,544,670)	(31,858)	$(198,936)
Class T	83	548	93	615
Class C	320,960	2,246,316	(177,477)	(1,166,912)
Class R6	38,196	241,664	117,955	795,591
Class S	(8,539,385)	(58,015,318)	(891,934)	(4,171,264)
Institutional Class	27,243,888	182,176,400	11,116,848	74,060,099
		$124,104,940		$69,319,193

DWS Global High Income Fund	|	55

I. Other — COVID-19 Pandemic

A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity and increased government activity. Specifically, COVID-19 has led to significant death and morbidity, and concerns about its further spread have resulted in the closing of schools and non-essential businesses, cancellations, shelter-in place orders, lower consumer spending in certain sectors, social distancing, bans on large social gatherings and travel, quarantines, government economic stimulus measures, reduced productivity, rapid increases in unemployment, increased demand for and strain on government and medical resources, border closings and global trade and supply chain interruptions, among others. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve. The pandemic may affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and a prolonged pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

56	|	DWS Global High Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust and Shareholders of DWS Global High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global High Income Fund (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust) (the “Trust”), including the investment portfolio, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the years ended October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Global High Income Fund	|	57

material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2020

58	|	DWS Global High Income Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2020 to October 31, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global High Income Fund	|	59

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,094.70	$1,094.80	$1,092.10	$1,096.80	$1,097.20	$1,096.50
Expenses Paid per $1,000*	$4.48	$4.48	$8.41	$2.90	$3.43	$3.16

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/20	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/20	$1,020.86	$1,020.86	$1,017.09	$1,022.37	$1,021.87	$1,022.12
Expenses Paid per $1,000*	$4.32	$4.32	$8.11	$2.80	$3.30	$3.05

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	.85%	1.60%	.55%	.65%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Taxpayers filing on a calendar year basis will receive tax information for the 2019 calendar year after year end.

60	|	DWS Global High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2020.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”).

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing

DWS Global High Income Fund	|	61

expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2019, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2019.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions,

62	|	DWS Global High Income Fund

Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2019). The Board noted that, effective March 1, 2020, the fee paid to DIMA under the Fund’s administrative services agreement was reduced to 0.097%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2019, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both an institutional account and a DWS Europe Fund comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in

DWS Global High Income Fund	|	63

allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

The Board also considered that on September 24, 2020, the SEC granted a temporary order permitting DIMA and its affiliates to continue providing investment advisory and underwriting services to the DWS Funds

64	|	DWS Global High Income Fund

notwithstanding a consent order entered into by Deutsche Bank AG on June 17, 2020 (the “Consent Order”). The Board noted that the temporary order was granted effective as of the date of the Consent Order. The Board also noted various representations by DIMA to the Board relating to the Consent Order, including that the conduct giving rise to the Consent Order (unintentional conduct that resulted from a system outage that prevented Deutsche Bank AG from reporting data in accordance with applicable CFTC requirements for five days in April 2016) did not involve any DWS Fund or services DIMA and its affiliates provide to the DWS Funds, that DIMA and its personnel had no involvement in the alleged conduct giving rise to the Consent Order, and that the DWS Funds would not bear any financial impact or costs relating to the Consent Order.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global High Income Fund	|	65

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	73	—

66	|	DWS Global High Income Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	73	Portland General Electric[2] (utility company) (2003– present)
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	73	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	73	Director, Aberdeen Japan Fund (since 2007)

DWS Global High Income Fund	|	67

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	73	—
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020)	73	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	73	—

68	|	DWS Global High Income Fund

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director[3], DWS; Secretary, DWS USA Corporation (2018-present); Assistant Secretary, DWS Distributors, Inc. (2018-present); Director and Vice President, DWS Service Company (2018-present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-present); Director and President, DB Investment Managers, Inc. (2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (Since October 16, 2020); and Episcopalian Charities of New York (2018-present)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); Assistant Secretary, DBX ETF Trust (2019–2020); Assistant Secretary (July 14, 2006–December 31, 2010) and Secretary (January 31, 2006–July 13, 2006), The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc.
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)

DWS Global High Income Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director[3], DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC and DBX Strategic Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Michelle Goveia-Pine[6] (1970) Interim Anti-Money Laundering Compliance Officer, since July 10, 2020	Director,[3] DWS; Interim AML Officer, DWS Trust Company (since July 28, 2020); Interim AML Officer, DBX ETF Trust (since July 9, 2020); Interim AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since July 24, 2020)

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: 100 Summer Street, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

70	|	DWS Global High Income Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global High Income Fund	|	71

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

72	|	DWS Global High Income Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DGHIF-2

(R-024965-10 12/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Global High income Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2020	$102,433	$0	$7,879	$0
2019	$102,433	$0	$8,564	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2020	$0	$650,763	$0
2019	$0	$740,482	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2020	$7,879	$650,763	$0	$658,642
2019	$8,564	$740,482	$0	$749,046

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 and 2020 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2020